VAN KAMPEN UNIT TRUSTS, SERIES 603

              Enhanced Sector Strategy, Financials Portfolio 2006-3
      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2006-3

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 12, 2006

   Notwithstanding anything to the contrary in the prospectus, Commercial Capital Bancorp, Inc. was acquired in a cash transaction and the stock of such company is no longer included in the portfolio of Enhanced Sector Strategy, Financials Portfolio 2006-3 or The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2006-3.


Supplement Dated:  October 3, 2006